Exhibit 10.35
AMENDMENT dated 30 April 2007
of the
SERVICES AND MATERIALS AGREEMENT dated 20 April 2007
By and between
SCOTTISH BIOMEDICAL LIMITED T/A “SCOTTISH BIOMEDICAL”
and OMEROS CORPORATION
     This is an amendment (this “Amendment”) effective 30 April 2007, between Scottish Biomedical Limited T/A “Scottish Biomedical” (“Scottish Biomedical”) and Omeros Corporation (“Omeros”) of the Services and Materials Agreement dated 20 April 2007 (“the Agreement”) related to Omeros’ PDE10 program.
     The Agreement is hereby amended to replace original Appendix 1 (pages 20-22 of the Agreement) with the corrected Appendix 1 attached hereto (amended pages 20-22).
     All other terms of the Agreement remain unchanged and in force. This Amendment is accepted and acknowledged by each party, as of the effective date set forth herein above, through the signature of its authorized representatives below:

SCOTTISH BIOMEDICAL LIMITED		OMEROS CORPORATION

By:	/s/ Eric Smith	By:	/s/ Gregory A. Demopulos

Name:	Eric Smith	Name:	Gregory A. Demopulos, M.D.

Title:	Finance Director	Title:	Chairman & CEO

† DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION
Amended 20

Appendix 1
Proposed alterations to current catechols.
     [†]
† DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION
Amended 21